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                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                       INDEPENDENCE 2000 VARIABLE ANNUITY


                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                       TO PROSPECTUSES DATED MAY 3, 1999



The above-captioned prospectuses (the "Prospectuses") are hereby amended and supplemented as follows:

1. The second sentence of the first paragraph of the provision entitled "Transferring your assets" (which appears on page 13 of the Prospectuses) is revised to read as follows:

     We reserve the right to assess a charge of up to $25 on any transfer beyond the first 12 transfers per year or to prohibit any such transfer altogether.

2. The following paragraph is added to the end of the provision entitled "Transferring your assets" (which begins on page 13 of the Prospectuses):

     The contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to a Fund.
      We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected.

3. The following paragraph is added to the end of the provision entitled "Telephone transfers" (which appears on page 14 of the Prospectuses):

     As noted above under "Transferring your assets", the contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.


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4.  The second sentence of the second paragraph of the provision entitled
"Distribution of contracts" (which appears on page 36 of the Prospectuses) is deleted and the following two sentences are inserted in place thereof:

     We do not expect the compensation to such broker-dealers to exceed 8.0% of premium payments (on a present value basis). For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

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